UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 7, 2006

TWC Holding LLC

(Exact name of registrant as specified in its charter)

Delaware	333-124826	59-3781176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4701 Creek Road, Suite 200		42542
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (513) 794-9800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in Section 7.01 of this report and the exhibits hereto shall not be incorporated by reference into any of The Wornick Company’s (the “Company”) filings or that of TWC Holding LLC, it’s direct parent company (the “Parent Company”), whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this report and in the exhibits hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward-Looking Statements

This report may include certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our business, operations, financial results and future prospects. These statements are based on management’s current expectations and are subject to significant risks and uncertainties, including but not limited to the factors described under the heading Cautionary Statement, Regarding “Forward-Looking Statements” in our annual report on Form 10-K for the year ended December 31, 2005. For a detailed discussion of the factors which could impact our business, operations, financial results and future prospects, please refer to the discussion contained in Part I, Item 1A, “Risk Factors” of our annual report on Form 10-K and risk factors discussed in our other filings with the U.S. Securities and Exchange Commission (the “SEC”) and any subsequently filed reports. All documents filed with the SEC are available free of charge through the SEC’s website at http://www.sec.gov or from us by contacting Michael M. Thompson at (513) 794-9800.

Item 7.01                                             Regulation FD Disclosure.

Pursuant to its obligations under Regulation FD, the Company is hereby furnishing the following information under Item 7.01 of this current report on Form 8-K.

On April 7, 2006, the Company held a combined conference call discussing its financial and operational results for the year ended December 31, 2005 and that of it’s Operating Company, The Wornick Company. During the call management provided certain investors with information related to EBITDA and Adjusted EBITDA. Provided below is the Company’s definition and calculation of EBITDA and Adjusted EBITDA.

EBITDA is net income before income tax expense, interest expense, net, depreciation of property and equipment and amortization. The Company believes that EBITDA is useful to investors in evaluating the Company’s operating performance compared to that of other companies in the Company’s industry, as the calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending, which items may vary for different companies for reasons unrelated to overall operating performance. EBITDA is not a presentation made in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Accordingly, when analyzing the Company’s operating performance, investors should not consider EBITDA in isolation or as a substitute for net income, cash flows from operating activities or other income statement or cash flow statement data prepared in accordance with U.S. GAAP. The Company’s calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. Adjusted EBITDA is EBITDA adjusted to exclude non-recurring charges related to inventory step-up, non-recurring transaction expenses attributable to the acquisition from the predecessor and non-cash ESOP charges and other stock-based compensation expenses incurred by the predecessor company. The calculation of EBITDA and Adjusted EBITDA are shown below:

	Predecessor				Successor
	Fiscal Year Ended December 31,			Six-month Period Ended June 30,	Six-month Period Ended December 31,	Fiscal Year Ended December 31,
(dollars in thousands)	2001	2002	2003	2004	2004	2005

Net income	$4,797	$1,281	$26,163	$1,447	$(23)	$2,824
Interest expense (income), net	880	572	293	(407)	7,064	17,863
Income tax expense (benefit)	278	(31)	439	41	964	2,633
Depreciation of property and Equipment	1,223	1,632	2,300	1,387	1,756	3,926
Amortization of intangibles	775	—	—	—	2,347	4,695
EBITDA	7,953	3,454	29,195	2,468	12,108	31,941
Non-recurring charges related to inventory step-up	—	—	—	—	1,767	—
Non-recurring transaction expenses	—	—	829	1,681	511	—
Non-cash charges relating to ESOT compensation expenses	1,576	4,541	7,493	2,344	—	—
Non-cash charges relating to stock option compensation expenses	794	7,063	5,364	713	—	—
Other stock based compensation expenses	—	—	833	3,267	146	86
Adjusted EBITDA	$10,323	$15,058	$43,714	$10,473	$14,532	$32,027

Additionally, during the conference call held on April 7, 2006, management of the Company provided its outlook for the Company for fiscal year 2006, the text of which follows:

Thanks Brian!

Without a doubt, 2005 was an exciting year of change for Wornick!  During the year, our efforts to consolidate senior leadership, corporate functions, implement a new ERP platform and improved processes will help remake our company. In addition, as I mentioned earlier, we dramatically improved our overall talent pool, upgrading over a dozen different positions with individuals that possess the critical skills, which favorably, yet respectfully influence our strong results oriented culture in a positive way. We believe this substantial investment in human capital will be critical to our implementation of the second phase of our consolidation plan announced in February 6, 2006 Form 8-K.

In this second phase, we have already begun alterations on an existing 250,000 plus square feet building in close proximity to our existing Kenwood facility, we will begin transitioning assembly operations from our McAllen location to Cincinnati. We anticipate that the transition will be completed by the end of the 3rd Quarter of this year. At that time, we believe in our abilities to fully capitalize on the economies of scale, these include:

•                  Operational efficiency and productivity improvements gained by a consolidated supplier bases, simplified logistics footprint that achieves a reduction of nearly 1,600 miles between MRE entrée processing and pouch assembly.

•                  Improved service delivery capabilities to our Military customers and reduced lead times of all products

•                  Significant improvement in financial performance (both EBITDA and EBITDA %) achieved through reductions in variable cost and fixed overhead.

Due to late timing of the MRE26-30 Award, which occurred on March 30th we will provide guidance on 2006 revenues, including EBITDA during our upcoming 1st Quarter, 2006 investor’s call.

This concludes our business update and I would like to now open up the discussion for any questions from our Bondholders.

A replay of the entire conference call will be available from 3:00 p.m., Eastern Daylight Saving Time, on April 7, 2006, until 11:59 p.m., Eastern Daylight Saving Time, on April 14, 2006. The replay number is 1-800-405-2236 (toll-free). The pass code for the replay is 11057789 (followed by the # sign).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWC Holding LLC

	By:	/s/ Brian A. Lutes
Name: Brian A. Lutes
Title: Chief Financial Officer

Dated: April 7, 2006